Exhibit 10.1

AMENDMENT NO. 6
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 21st day of December 2017, by and between PIXELWORKS, INC., an Oregon corporation (“Borrower”) and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the respective meanings given to them in the Loan Agreement (as defined below).
RECITALS
A.    Borrower and Bank have entered into that certain Loan and Security Agreement dated as of December 21, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested, and Bank has agreed: (i) to consent to the payoff of the below defined ViXS Convertible Notes, if the Convertible Notes are not otherwise converted to equity interests in accordance with the terms thereof (ii) to extend the maturity date, and (iii) to make certain revisions to the Loan Agreement, in each case only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Consent.
1.1    Consent to Payment of ViXS Convertible Notes. Borrower has informed Bank that it intends to pay certain indebtedness of ViXS Systems Inc., incorporated under the federal laws of Canada (“ViXS”), consisting of Secured Convertible Debentures due January 2020 and Secured Convertible Debentures due September 2019, in each case, payable by ViXS to the holders thereof (collectively, the “Convertible Notes”), if such Convertible Notes are not otherwise converted to equity interests in accordance with the terms thereof. Borrower has requested that Bank consent to the payment in full by Borrower of the Convertible Notes. Bank hereby consents to such payment in full by Borrower of the Convertible Notes; provided that immediately prior to and upon given effect to such payment, the liquidity (unrestricted cash and Cash Equivalents held at Bank and its Affiliates plus Availability) of Borrower is at least $15,000,000; provided, further, that upon either the payment in full of the Convertible Notes or the conversion thereof, Borrower shall either (a) deliver to Bank a pledge agreement, in form and substance satisfactory to Bank, pursuant to which Borrower shall pledge 65% of the authorized and issued capital stock of ViXS, or (b) cause ViXS to be joined as a co-Borrower under the Loan Agreement and other Loan Documents.
1.2    Limitation of Consents. The consents contained in this Section 1 are limited to the specifics hereof, shall not apply with respect to any other departure by Borrower from the terms of the

Loan Agreement, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, shall not be a practical construction, course of conduct or course of performance under the Loan Agreement, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Bank, nor as a consent to or waiver of any further or other matter, under the Loan Documents. Borrower hereby acknowledges and reaffirms (i) all of its obligations and duties under the Loan Documents, and (ii) that Bank, has and shall continue to have valid, perfected Liens in the Collateral.
2.    Amendments to Loan Agreement.
2.1    Amendment to Section 2.1.1(a) of the Loan Agreement. The first sentence of Section 2.1.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
"(a) Availability. Subject to the terms and conditions of this Agreement, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.
Notwithstanding anything to the contrary contained in this Section 2.1.1(a), Advances may be made in excess of the Availability Amount (but not in excess of the Revolving Line then in effect) (such Advances referred to herein as "Nonformula Advances") subject to the following terms and conditions: (i) such Nonformula Advances may be made solely during the last five (5) Business Days of any fiscal month or quarter, as the case may be; (ii) prior to any Nonformula Advance, the Borrower must provide (A) evidence satisfactory to Bank that it is in pro forma compliance in all respects with the financial covenants set forth in Section 6.7(a) of this Agreement and (B) a duly completed and executed Notice of Borrowing which requests such Nonformula Advance and directs the repayment of such Nonformula Advance within the time frame provided in clause (iv) herein, (iii) on the day of such Nonformula Advance, but no later than five (5) Business Days thereafter, the Borrower must provide a duly completed Borrowing Base Report, Deferred Revenue Report and a duly completed and executed Borrowing Base Certificate; provided, however, that the Borrower shall not be required to deliver the documentation required pursuant to this clause (iii) if the Borrower has repaid such Nonformula Advance within the time frame provided in clause (iv) herein; and (iv) the Borrower shall repay any and all Nonformula Advances on or before the fifth (5th) Business Day after the applicable fiscal month or quarter end. In the event that the Borrower shall fail to repay the principal amount of any Nonformula Advance as provided in this Section 2.1.1(a)(iii), such Advance shall be deemed an Advance that is not a Nonformula Advance and shall be subject to the terms and conditions of this Agreement, including, without limitation, the Availability Amount and the provisions set forth in Section 2.2."

2.2    Amendment to Section 3.2 of the Loan Agreement. Section 3.2 of the Loan Agreement is hereby amended by deleting the following sentence at the end of such Section:
“Notwithstanding anything to the contrary in this Agreement, Bank’s obligation to make any Credit Extension (other than the initial Credit Extension made on the Closing Date) shall be subject to Bank’s sole discretion.”

2.3    Amendment to Section 6.2 of the Loan Agreement. Section 6.2 of the Loan Agreement is hereby amended by deleting the following sentence at the end of such Section:

“Notwithstanding anything to the contrary in this Section 6.2, so long as no Credit Extensions remain outstanding, Borrower shall not be required to deliver the Borrowing Base Reports identified in Section 6.2(b), the Deferred Revenue Reports identified in Section 6.2(c) and the Borrower Base Certificates identified in Section 6.2(d).”
2.4    Amendment to Section 6.2 of the Loan Agreement. Section 6.2 of the Loan Agreement is hereby amended by (a) deleting the “and” at the end of clause (l), (b) amending clause (m) in its entirety to read as set forth below, and (c) adding a new clause (n) immediately following the new clause (m) as follows:
(m)     Quarterly Financial Statements. As soon as available, but no later than thirty (30) days after the last day of each quarter, a company prepared consolidating balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such quarter certified by a Responsible Officer and in a form acceptable to Bank (the “Quarterly Financial Statements”); and

(n)    Other Financial Information. Budgets, sales projections, operating plans and other financial information reasonably requested by Bank.

2.5    Amendment to Section 7 of the Loan Agreement. Section 7 of the Loan Agreement is hereby amended by deleting the lead-in to such Section and replacing it with the following:
“Borrower shall not do any of the following without Bank’s prior written consent:”

2.6    Amendment to Section 13.1 of the Loan Agreement. Section 13.1 of the Loan Agreement is hereby amended by amending clause (h) of the definition of “Eligible Accounts” in its entirety to read as follows:
(h)    Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, except for Tokyo Electron Device Ltd, and Epson Precision Ltd., in each case for which such percentage is forty-five percent (45%) for the amounts that exceed that percentage, unless Bank approves in writing;

2.7    Amendment to Section 13.1 of the Loan Agreement. Section 13.1 of the Loan Agreement is hereby amended by amending the definition of “Permitted Indebtedness” by (a) deleting “and” at the end of clause (g), (b) amending clause (h) in its entirety to read as set forth below, and (c) adding the new clause (i) immediately following the new clause (h) to read as follows:
(h)    Indebtedness incurred by ViXS from Borrower on or after the Amendment No. 6 Effective Date, in an aggregate principal amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) outstanding at anytime (excluding any Indebtedness incurred in connection with the payment by Borrower of the ViXS Convertible Notes); and

(i)    extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (h) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

2.8    Amendment to Section 13.1 of the Loan Agreement. Section 13.1 of the Loan Agreement is hereby amended by amending the definition of “Permitted Investment” by (a) replacing the period at the end of clause (k) with “; and” and (b) adding a new clause (l) immediately after clause (k) to read as follows:
(l)    Investments constituting loans by Borrower to ViXS on or after the Amendment No. 6 Effective Date not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate principal amount outstanding at anytime (excluding any loans by Borrower to ViXS in connection with the payment by Borrower of the ViXS Convertible Notes).

2.9    Amendment to Section 13.1 of the Loan Agreement. Section 13.1 of the Loan Agreement is hereby amended by amending the definition of “Revolving Line Maturity Date” in its entirety to read as follows:
"Revolving Line Maturity Date" is December 28, 2018.

2.10    Amendment to Section 13.1 of the Loan Agreement. Section 13.1 of the Loan Agreement is hereby amended by adding the following new terms and corresponding definitions in appropriate alphabetical order:
“Amendment No. 6” means that certain Amendment No. 6 to Loan and Security Agreement dated as of December 21, 2017, by and between Borrower and Bank.

“Amendment No. 6 Effective Date” means the date of Amendment No. 6.

"Quarterly Financial Statements" is defined in Section 6.2(m).

“ViXS” means ViXS Systems Inc., incorporated under the federal laws of Canada.

“ViXS Convertible Notes” means, collectively, the Secured Convertible Debentures due January 2020 and Secured Convertible Debentures due September 2019, in each case, payable by ViXS to the holders thereof.

2.11    Exhibit D (Compliance Certificate) to the Loan Agreement is hereby deleted and replaced with the Exhibit D attached hereto.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. All counterparts shall be deemed an original of this Amendment. Any signature delivered by a party by facsimile transmission or by electronic transmission of a PDF file shall be deemed to be an original signature hereto.

7.    Effectiveness. This Amendment shall be deemed effective as of the date first above written upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the payment of an extension fee equal to $12,500, (c) duly executed Corporate Borrowing Certificate, together with Borrower’s Operating Documents attached thereto, (d) delivery of evidence satisfactory to Bank that the aggregate principal amount of intercompany Indebtedness between Borrower and ViXS does not exceed $8,300,000 as of the date hereof, and (e) the Borrower’s payment of all Bank Expenses (including all reasonable attorney’s fees and reasonable expenses) incurred and invoiced as of the date hereof.
8.    Choice of Law, venue, Jury Trial Waiver and Judicial Reference. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE SET FORTH IN SECTION 11 OF THE LOANAGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER
PIXELWORKS, INC., an Oregon corporation
By: /s/ Steven Moore
Name: Steven Moore
Title: Chief Financial Officer

[Signature Page to Amendment No. 6 to Loan and Security Agreement]

BANK
SILICON VALLEY BANK
By: /s/ Kyle Larrabee
Kyle Larrabee
Vice President

[Signature Page to Amendment No. 6 to Loan and Security Agreement]